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                                                               EXHIBIT 23.2



                       CONSENT OF INDEPENDENT AUDITORS
                       -------------------------------


The Board of Directors
Cablevision Systems Corporation
  and A-R Cable Services, Inc.:


We consent to the use of our reports, incorporated herein by reference, and to the references to our firm under the heading "Experts" in the prospectus and the Registration Statement of Cablevision Systems Corporation on Form S-3.


                                       /s/ KPMG Peat Marwick LLP

                                           KPMG PEAT MARWICK LLP


Jericho, New York
September 8, 1997